THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE UNITED STATES
            SECURITIES ACT OF 1933, AS AMENDED, ANY MAY NOT BE SOLD, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF IN THE
           ABSENCE OF SUCH REGISTRATION, UNLESS AN EXEMPTION FROM THE
             REQUIREMENT OF SUCH REGISTRATION IS AVAILABLE UNDER THE
                      CIRCUMSTANCES AT THE TIME OBTAINING.

          Void After 5:00 P.M. Houston, Texas Time on December 31, 1997


                            CHAPARRAL RESOURCES, INC.
                          -----------------------------
                          Common Stock Purchase Warrant


     CHAPARRAL RESOURCES, INC., a Colorado corporation ("Chaparral" or the "Company"), hereby certifies that, in connection with the subscription by Victory Ventures LLC, a Delaware limited liability company with an office at 645 Madison Avenue, New York, New York 10021 ("Victory"), as evidenced by Subscription Agreement of even date hereof, and for other valuable consideration received, Victory, or its permitted assigns, is entitled, subject to the terms and conditions herein set forth, to purchase from the Company up to 4,615,385 fully paid and non-assessable shares of Common Stock, $.10 par value, of the Company, at the per share purchase price (the "Purchase Price") of $0.65, subject to adjustment as hereinafter provided, at any time or from time to time on or after the date hereof and up to 5:00 P.M. New York City time on December 31, 1997 (the "Expiration Date"). The number and character of such shares of Common Stock are subject to adjustment as p voided herein.

     1. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

          (a) "Act" shall mean the Securities Act of 1933, as amended.

          (b) "Additional Shares of Common Stock" shall mean all shares (including treasury shares) of Common Stock issued or sold (or, pursuant to Section 3.7 hereof, deemed to be issued) by the Company after the date hereof, whether or not subsequently reacquired or retired by the Company, other than shares of Common Stock issuable pursuant to this Warrant.

          (c)  "Adjusted  Exercise  Price"  shall have the meaning  specified in
     Section 3.2 hereof.

          (d) "Company" means Chaparral Resources, Inc. or any corporation which shall succeed to or assume the obligations of Chaparral Resources, Inc. hereunder.

          (e) "Common Stock" shall mean the Common Stock, par value $.10 per share, of the Company and any stock into which such common stock shall have been changed or any stock resulting from any reclassification of such common stock, and shall include all other stock of any class (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions of any shares entitled to preference.

          (f) "Convertible Securities" shall mean any evidences of indebtedness, shares of stock (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Common Stock, other than any securities issuable pursuant to this Warrant.

          (g) "Market Price", as used with reference to any share of stock on any specified date, shall mean:

                    (i) if such stock is listed and  registered  on any national securities exchange or traded on The Nasdaq Stock Market ("Nasdaq"), (A) the last reported sale price on such exchange or Nasdaq of such stock on the business day immediately preceding the specified date, or (B) if there shall have been no such reported sale price of such stock on the business day immediately preceding the specified date, the average of the last reported sale price on such exchange or on Nasdaq on (x) the day next preceding the specified date for which there was a reported sale price and (y) the day next succeeding the specified date for which there was a reported sale price; or

                    (ii) if such  stock  is not at the time  listed  on any such exchange or traded on Nasdaq but is traded on the over-the-counter market as reported by the National Quotation Bureau or other comparable service, (A) the average of the closing bid and asked prices for such stock on the business day immediately preceding the specified date, or (B) if there shall have been no such reported bid and asked prices for such stock on the business day immediately preceding the specified date, the average of the last bid and asked prices on (X) the day next preceding the specified date for which such information is available and (Y) the day next succeeding the specified date for which such information is available; or

                    (iii) if clauses (i) and (ii) above are not applicable,  the fair value per share of such stock as determined in good faith and on a reasonable basis by the Board of Directors of the Company and, if requested, set forth in a certificate delivered to the holder of this Warrant upon the exercise hereof.

          (h) "Options" shall mean rights, options or warrants to subscribe for,
     purchase  or  otherwise   acquire   either  Common  Stock  or   Convertible
     Securities.

          (i) "Other Securities" shall mean any stock and other securities of the Company or any other person (corporate or otherwise) which the holders of this Warrant at any time shall be entitled to receive, or shall have received, upon the exercise of this Warrant, in lieu of or in addition to the Common Stock, or which at any time shall be issuable or shall have been issued to holders of the Common Stock in exchange for, in addition to or in replacement of the Common Stock or Other Securities pursuant to Section 3.5 or otherwise.

          (j) "Purchase Price" shall mean $0.65 per share, subject to adjustment as provided herein.

     2. Exercise of Warrant.
        -------------------

     2.1 Manner of Exercise.
         ------------------

               (a) This Warrant may be exercised by the holder hereof, in whole or in part (but not as to fewer than 1,000 shares of the Common Stock unless, at the time of exercise, this Warrant entitles the holder to purchase fewer than 1,000 shares of the Common Stock), on any business day on or after the date hereof and before 5:00 P.M., Houston, Texas time on December 31, 1997, by surrender of this Warrant, with the form of subscription at the end hereof (or a reasonable facsimile thereof) duly executed by such holder, to the Company at its office in Houston, Texas, and, except as otherwise provided in Section 2.1(b), accompanied by payment, by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying (x) the number of shares of the Common Stock (without giving effect to any adjustment therein) designated in such form of subscription (or such reasonable facsimile) by (y) the Purchase Price, and such holder shall thereupon be entitled to receive the number of shares of the Common Stock determined as provided hereunder.

               (b) In addition to the method of payment set forth in Section 2.1(a), and in lieu of any cash payment required thereunder, the holder of this Warrant shall have the right at any time and from time to time to exercise this Warrant in full or in part by surrendering this Warrant, with the form of subscription at the end hereof (or a reasonable facsimile thereof) duly executed by such holder, to the Company at its office in Denver, Colorado, in exchange for which the holder shall receive the number of shares of Common Stock equal to the product of (x) the number of shares as to which the Warrant is being exercised, multiplied by (y) a fraction, the numerator of which is the Market Price of one share of the Common Stock less the per share Purchase Price then in effect and the denominator of which is the Market Price of one share of the Common Stock.

     2.2. When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the business day on which this Warrant shall have been surrendered to the Company as provided in Section 2.1, and the person(s) in whose name(s) the certificate(s) for shares of the Common Stock (or Other Securities) that are to be issued up.on such exercise in accordance with Section 2.3 shall be deemed the holder(s) of record thereof at such time.

     2.3. Delivery of Stock Certificates, etc. As soon as practicable after the exercise of this Warrant in full or in part in accordance herewith the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct,

               (a) a certificate or certificates, marked with an appropriate legend referring to the terms of this Warrant and any applicable restrictions on such shares imposed by the Federal or any state securities laws, for the number of full shares of the Common Stock (or Other Securities) to which such holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash in an amount equal to the same fraction of the Market Price of one full share of the Common Preferred Stock on the business day next preceding the date of such exercise, and

               (b) in case such exercise is in part only, a new Warrant or Warrants of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of the Common Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of shares designated by the holder upon such exercise as provided in Section 2.1.

     3. Common Stock Issuable Upon Exercise.

     3.1. General. The number of shares of the Common Stock which the holder of this Warrant shall be entitled to receive upon the exercise hereof or, if securities or other property in addition to or in lieu of the Common Stock shall by reason of the operation of the provisions of this Section be issuable upon such exercise, the amount and kind of such securities or other property, shall be adjusted or determined as provided in this Section 3.

     3.2. Adjusted Exercise Price. The number of shares of the Common Stock which the holder of this Warrant shall be entitled to receive upon the exercise hereof shall be determined by multiplying the number of shares of the Common Stock which, but for the provisions of this Section 3, would otherwise be issuable upon such exercise, as designated by the holder hereof pursuant to Section 2.1, by the fraction of which the numerator is the per share Purchase Price and the denominator is the per share Adjusted Exercise Price (as herein defined) in effect on the date of such exercise. The per share Adjusted Exercise Price of the Common Stock shall initially be the Purchase Price (as defined in Section 1) and shall be adjusted and readjusted from time to time as provided in this Section 3 (and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by this Section 3).

     3.3. Stock Dividends, Stock Splits, etc. In case the Company at any time or from time to time after the date hereof shall declare or pay any dividend on the Common Stock payable in Common Stock, or effect a subdivision of the outstanding shares of the Common Stock into a greater number of shares of the Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock), then, in any such event, the per share Adjusted Exercise Price per share shall be adjusted effective as of the close of business on (i) the record date for the determination of shareholders entitled to receive such dividend if such dividend is in fact paid, or (ii) the day immediately preceding the day upon which such subdivision shall become effective (any such day, as the case may be, shall be referred to herein as the "Subdivision Effective Date"), by multiplying the per share Adjusted Exercise Price in effect immediately prior to the Subdivision Effective Date by the fraction of which (x) the numerator shall be the number of shares of the Common Stock outstanding immediately prior to the Subdivision Effective Date and (y) the denominator shall be the number of shares of the Common Stock outstanding immediately prior to the Subdivision Effective Date plus the number of shares of the Common Stock issuable upon the payment of such dividend or the consummation of such subdivision, as the case may be.

     3.4. Adjustments for Combinations, etc. In case the outstanding shares of the Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Adjusted Exercise Price shall be adjusted, effective as of the close of business on the day immediately preceding the day upon which such combination or consolidation is effective (the "Combination Effective Date"), by multiplying the per share Adjusted Exercise Price in effect immediately prior to the Combination Effective Date by the fraction of which (x) the numerator shall be the number of shares of the Common Stock outstanding immediately prior to the Combination Effective Date and (y) the denominator shall be the number of shares of the Common Stock outstanding immediately after the Combination Effective Date.

     3.5. Adjustments for Consolidation, Merger, Sale of Assets, Reorganization etc. In case the Company, after the date hereof, (a) shall consolidate with or merge into any other person and shall not be the continuing or surviving corporation of such consolidation or merger, or (b) shall permit any other person to consolidate with or merge into the Company and the Company shall be the continuing or surviving person but, in connection with such consolidation or merger, the Common Stock shall be changed into or exchanged for stock or other securities or property of any other person, or (c) shall effect a capital reorganization or reclassification of the Common Stock (other than a reclassification subject to Sections 3.3 or 3.4), then, and in each such case, proper provision shall be made so that the holder of this Warrant, upon the exercise hereof at any time after the consummation of such consolidation, merger, reorganization or reclassification, shall be entitled to receive, in lieu of the Common Stock (or Other Securities) issuable upon such exercise prior to such consummation, the stock and other securities and property to which such holder would have been entitled upon such consummation if such holder had so exercised this Warrant immediately prior thereto, subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for in this
Section 3.

     3.6. Issuances of Securities. If, at any time while this Warrant (or any portion thereof) is outstanding, the Company:

                    (i) issues or sells Additional Shares of Common Stock without consideration or for a consideration per share less than the Adjusted Exercise Price in effect immediately prior to such issue or sale, or

                    (ii) declares, orders, pays or makes a dividend or other distribution (including, without limitation, any distribution of other or additional stock or other securities or property by way of dividend or spinoff, reclassification, recapitalization or similar corporate rearrangement) on the Common Stock other than a dividend payable in Additional Shares of Common Stock, then, and in each such case, the Adjusted Exercise Price shall, concurrently with such issue or sale or immediately after the close of business on the record date fixed for the determination of holders of any class of securities entitled to receive such dividend or distribution, be reduced to a price (calculated to the nearest cent, a half cent being considered a full cent) determined by dividing:

          (x) an amount equal to:

                    (i) the product obtained by multiplying the number of shares of Common Stock outstanding immediately prior to such issue or sale or at the close of business on such record date by the Adjusted Exercise Price in effect at such time,

               plus

                    (ii)  in  the   case  of  any  such   issue  or  sale,   the
               consideration, if any, received by the Company upon such issue or sale, or minus

                    (iii) in the case of any such dividend or distribution,  the aggregate amount of such dividend or distribution, which amount shall be valued in accordance with Section 3.8 hereof,

               by

          (y) the number of shares of Common Stock outstanding immediately after such issue or sale or at the close of business on such record date,

provided that, this Section 3.6 shall not apply to the issuance or sale of Additional Shares of Common Stock pursuant to any Option or commitment outstanding prior to the date hereof set forth on Schedule A attached hereto, and provided, further however, that for the purposes of this Section 3.6, (A) immediately after any Additional Shares of Common Stock are deemed issued pursuant to Section 3.7 hereof, such Additional Shares shall be deemed to be outstanding and (B) treasury shares shall not be deemed to be outstanding.

     3.7. Options and Convertible Securities. In case the Company at any time or from time to time after the date hereof shall issue, sell, grant or assume any Options or Convertible Securities, or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue, sale, grant or assumption or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 3.8 hereof) of such shares would be less than the Adjusted Exercise Price in effect immediately prior to such issue, sale, grant or assumption or immediately prior to the close of business on such record date, as the case may be, and provided, further, that in any such case in which Additional Shares of Common Stock are deemed to be issued:

               (a) no further adjustment of the Adjusted Exercise Price shall be made upon the subsequent issue or sale of Convertible Securities or shares of Common Stock upon the exercise of such Options or the conversion or exchange of such Convertible Securities;

               (b) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof (by change of rate or otherwise), then the Adjusted Exercise Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options, or the rights of conversion or exchange under such Convertible Securities, which are outstanding at such time;

               (c) upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Adjusted Exercise Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

                    (i) in the case of  Convertible  Securities  or Options  for
               Common Stock, the only Additional Shares of Common Stock issued or sold were the shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or for the issue or sale of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Company upon such conversion or exchange, and

                    (ii) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued or sold upon the exercise thereof were issued at the time of the issue, sale, grant or assumption of such Options, and the consideration received by the Company for the Additional Shares of Common Stock deemed to have then been issued was the consideration actually received by the Company for the issue, sale, grant or assumption of all such options, whether or not exercised, plus the consideration deemed to have been received by the Company (pursuant to Section 3.8 hereof) upon the issue or sale of the Convertible Securities with respect to which such Options were actually exercised;

               (d) no readjustment pursuant to clause (b) or (c) above shall have the effect of increasing the Adjusted Exercise Price by an amount in excess of the amount of the adjustment thereof originally made in respect of the issue, sale, grant or assumption of such Options or Convertible Securities; and

               (e) in the case of any Options to acquire Convertible Securities which expire by their terms not more than 30 days after the date of issue, sale, grant or assumption thereof, no adjustment of the Adjusted Exercise Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the manner provided in clause (c) above.

     3.8. Computation of Consideration. For the purposes of this Section 3, the consideration received by the Company for the issue or sale of any Additional Shares of Common Stock shall be computed as follows:

               (a) Nature of Consideration. Such consideration shall

                         (i) insofar as it consists of cash,  be computed at the
                    actual amount paid by the purchaser of such Additional Shares of Common Stock, without deduction for commissions, concessions or discounts allowed to underwriters, dealers or others in connection with such issue,

                         (ii) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue or sale, as determined in good faith by the Board of Directors of the Company; provided, however, that any such property that consists of securities (A) that are listed on any national securities exchange or if such securities are traded on Nasdaq, then the per share (or other unit) value shall be the last reported sale price of such securities on the most recent trading day preceding the day in question for which such information is available, or
                    (B) that are traded in the over-the-counter market but are not traded on Nasdaq, then the per share (or other unit) value shall be the average between the closing bid and asked prices of such securities on the most recent trading day preceding the day in question for which such information is available, as reported by the NASD, and

                         (iii) in case  Additional  Shares of  Common  Stock are
                    issued or sold together with other stock or securities or other assets of the Company for consideration which covers both, be that portion of such consideration (computed as provided in clauses (i) and (ii) above), which is determined in good faith by the Board of Directors of the Company to be allocable to such Additional Shares of Common Stock.

               (b) Options and Convertible Securities. The consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to Section 3.7 hereof, relating to Options and Convertible Securities, shall be determined by dividing:

                         (i) the total amount, if any, received or receivable by
                    the Company as consideration for the issue, sale, grant or assumption of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                         (ii) the maximum  number of shares of Common  Stock (as
                    set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

     4. No Dilution or Impairment. The Company will not, by amendment of its articles of organization or through any reorganization, transfer of assets, consolidation, merger~ dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against dilution or other impairment.

     5. Notices of Record Date, etc. In the event of

               (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

               (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to any other person or any consolidation or merger involving the Company and any other person, or

               (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, the Company will give to the holder of this Warrant a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of the Common Stock (or Other Securities) shall be entitled to exchange their shares of the Common Stock (or Other Securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Unless otherwise required by law to be given sooner, such notice shall be mailed within a reasonable time prior to the date therein specified.

     6. Reservation of Stock, etc. The Company will at all times reserve and keep available out of its authorized but unissued Common Stock, solely for issuance and delivery upon the exercise of this Warrant, the full number of shares of Common Stock (or Other Securities) then issuable upon the exercise of this Warrant. All shares of the Common Stock issuable upon the exercise of this Warrant shall be duly authorized, and when issued and paid for in full, validly issued, fully paid and non-assessable with no liability on the part of the holders thereof.

     7. Registration Rights.

               (a) Definitions. For purposes of this Section 7, the following terms shall have the following respective meanings:

                         (i)   "Commission"   shall  mean  the   United   States
                    Securities and Exchange Commission or any other Federal agency at the time administering the Act.

                         (ii) The term "holder or holders of Registrable  Stock"
                    shall mean the holders of Common Stock or Other Securities issued pursuant to this Warrant.

                         (iii) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document by the Commission.

                         (iv) The term "Registration Period" shall mean the period commencing on the date hereof and ending (a) if this Warrant shall expire without having been exercised in whole or in part, the Expiration Date or (b) if this Warrant shall have been exercised in whole or in part, at such time as no shares of Registrable Stock remain outstanding.

                         (v) The term  "Registrable  Stock" means (a) the shares
                    of Common Stock issued or issuable upon the exercise of this Warrant, and (b) any Other Securities issued or issuable pursuant to this Warrant; provided, however, that shares of Registrable Stock shall cease to be Registrable Stock if they are sold or transferred pursuant to a registered public offering or other transaction which does not result in restrictions on resale being imposed on the transfer by virtue of Federal or state securities laws; and provided further that Registrable Stock shall cease to be Registrable Stock if the holder could sell or transfer all such securities held by him in one transaction pursuant to Rule 144 promulgated under the Act.

               (b) Demand Registration.

                         (i) Upon the  written  request of any holder or holders
                    ("Initiating Holders") of at least 306 of the shares of Registrable Stock, which request shall be given during the Registration Period, shall state the intended method of disposition by such Initiating Holders and shall request that the Company effect the registration of all or part of the Registrable Stock under the Act, the Company shall promptly give written notice of such requested registration to all other holders, if any, of Registrable Stock. If, after the expiration of thirty days from the giving of such notice to the holders of Registrable Stock, the Company shall have received written requests to register at least 50k of the shares of Registrable Stock, which requests shall state the intended method of disposition of such securities by such holders, the Company shall use all reasonable efforts to prepare and file with the Commission a registration statement and such other documents, including a prospectus, as may be necessary to permit a public offering and sale of such Registrable Stock in the United States in compliance with the provisions of the Act, all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) by the holders of the Registrable Stock so to be registered (the "Participating Holders"). If such sale of Registrable Stock is to be pursuant to an underwritten offering, the underwriter shall be selected by the Initiating Holders and shall be reasonably acceptable to the Company. If the underwriter selected determines that the number of shares be included is required to be limited due to market conditions or otherwise, the holders of Registrable Stock proposing to sell their shares in such underwritten registration shall share pro rata (according to the number of shares requested to be registered) in the number of shares being underwritten (as determined by such underwriter) and registered for their account. The Company shall only be required to effect two registrations pursuant to this Section 7(b).

                         (ii) The  Company  shall not be  required to effect any
                    registration under this Section 7(b) within nine months after the completion of any public offering of its securities pursuant to which the holders of Registrable Stock were afforded the right to register as many shares of their Registrable Stock as requested nor within six months after any other public offering by the Company.

                         (iii) The  Company  shall  have the right to include in
                    any registration statement or post-effective amendment filed pursuant to this Section 7(b) other securities of the Company then proposed to be distributed, except that, to the extent consistent with the rights of other holders of the Company's securities, if and to the extent that the underwriter or underwriters acting with respect of such public offering reasonably determine that the inclusion of such other securities may substantially prejudice or hinder the offering of Registrable Stock, the number of such other securities shall be reduced or eliminated prior.to any reduction in the number of shares of Registrable Stock so to be registered.

                         (iv) If the  registration  under this  paragraph (b) is
                    effected on a Form S-3 (or any successor form thereto), and the effectiveness of such registration statement can be maintained without significant additional expense to the Company, then the Company agrees to maintain the effectiveness of such registration statement for a period of one year after its initial effective date.

               (c) Incidental Registration.

                         (i) If, during the Registration  Period, the Company at
                    any time or from time to time proposes to file with the Commission a registration statement under the Act with respect to any proposed distribution of any of its securities (other than a registration to be effected on Form S-4, S-8 or other similar limited purpose form), whether for sale for its own account or for the account of any other person holding registration rights with respect to the securities of the Company, then the Company shall give written notice of such proposed filing to the holders of Registrable Stock at least thirty (30) days before the anticipated filing date, and such notice shall describe in detail the proposed registration and distribution (including those jurisdictions where registration or qualification under the securities or blue sky laws is intended) and shall offer the holders of Registrable Stock the opportunity to register such number of shares of Registrable Stock as the holders of Registrable Stock may request. Upon receipt by the Company by the anticipated filing date of written requests from the Participating Holders of

                    Registrable Stock for the Company to register their Registrable Stock, the Company shall permit, or in the event of an underwritten offering, shall use its best efforts to cause the managing underwriter or underwriters of such proposed underwritten offering to permit, the Participating Holders to include such securities in such offering on the same terms and conditions as any similar securities of the Company included therein; provided, however, that if in the opinion of the managing underwriter or underwriters of such offering, the inclusion of the total amount or kind of securities which it or the Company, and any other persons or entities, intend to include in such offering would interfere, hinder, delay, reduce or prevent the effectiveness or sale of the Company's shares of Common Stock proposed to be so registered or would otherwise adversely affect the success of such offering, then the amount or kind of securities to be offered for the accounts of the Company and each holder of Common Stock (including without limitation Registrable Stock) or securities convertible into or exercisable for Common Stock proposed to be registered (other than any persons exercising demand registration rights) shall be reduced (or eliminated) in proportion to their respective values to the extent necessary to reduce the total amount of securities to be included in such offering on behalf of such holders of securities to the amount recommended by such managing underwriter. For purposes of this Section, "value" shall mean principal amount with respect to debt securities and the proposed offering price per share with respect to equity securities. Notwithstanding the foregoing, if, at any time after giving written notice of its intention to register
                    Common Stock or other securities convertible into or exercisable for Common Stock and prior to the effectiveness of the registration statement filed in connection with such registration, the Company determines for any reason either not to effect such registration or to delay such registration, the Company may, at its election, by delivery of written notice to the Participating Holders, (i) in the case of a determination not to effect registration, relieve itself of its obligations to register any Registrable Stock in connection with such registration, or (ii) in the case of determination to delay the registration, delay the registration of such Registrable Stock for the same period as the delay in the registration of such other shares of Common Stock or other securities convertible into or exercisable for Common Stock.

                         (ii) Exception. The Company shall not be required to include any of the Registrable Stock of a Participating Holder in any registration statement or post-effective amendment prepared at its own instance unless such Participating Holder shall furnish such information and sign such documents as may be required by the Commission or reasonably requested by the Company in accordance with generally accepted practices, in connection with such proposed distribution.

               (d) Covenants of the Company with Respect to Registration. In connection with any registration under this Section 7, the Company shall, as expeditiously as is reasonably possible:

                         (i) Prepare and file with the Commission a registration
                    statement with respect to the Participating Holders Registrable Stock and, subject to the last sentence of
                    Section 7(c)(i) hereof, use its best efforts to cause such registration statement to become effective.

                         (ii) Prepare and file with the Commission such amendments and supplements to such registration statement and prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                         (iii) Furnish to the Participating Holders such numbers
                    of copies of a prospectus, including, if applicable, a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as the selling shareholders reasonably request in order to facilitate the disposition of Registrable Stock owned by the Participating Holders may reasonably request in order to facilitate the disposition of Registrable Stock owned by the Participating Holders.

                         (iv) Use its best  efforts to register  and qualify the
                    securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States as shall be reasonably requested by the Participating Holders; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                         (v) In the event of any  underwritten  public offering,
                    enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. The Participating Holders shall also-enter into and perform their obligations under such an agreement.

                         (vi) Notify the Participating Holders, at any time when
                    a prospectus relating to Registrable Stock covered by such registration statement is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                         (vii) Furnish to the Participating Holders, on the date
                    that shares of Registrable Stock are delivered to the underwriters for sale in connection with a registration pursuant to this Section 7, if such securities are being sold by underwriters, or, on the date that the registration statement with respect to such securities becomes effective,
                    (i) an opinion as to matters of law only, dated such date, of counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Participating Holders and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, and to the Participating Holders.

               (e) The Company shall pay all costs, fees and expenses in connection with all registration statements filed under this Section 7 including, without limitation, the Company's legal and accounting fees, printing expenses and blue sky fees and expenses, but not including the fees and expenses of counsel for the Participating Holders in connection with such registration. However, the Company shall not pay for underwriting discounts and commissions and underwriters' expenses allocable to the Registrable Stock being registered or state transfer taxes.

               (f) Indemnification.

                         (i) The  Company  shall  indemnify  each  Participating
                    Holder under this Agreement, its officers and directors and any person controlling it within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any loss, claim, damage, expense or liability (including without limitation all expenses reasonably incurred in investigating, preparing, or defending against any claim whatsoever, such expenses to be reimbursed by the Company as they are incurred) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus or any amendments or supplements thereto in which Registrable Stock is included or in any application, statement or other document filed by the Company with the

                    Commission or any securities exchange or in any jurisdiction in connection with qualifying such shares under the securities laws thereof, or (ii) the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Participating Holder or an underwriter expressly for use in any such registration statement or other document.

                         (ii) Each Participating Holder shall, as a condition to
                    such registration of Registrable Stock, agree to indemnify the Company, its officers and directors and any person controlling the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any loss, claim, damage or expense or liability (including without limitation all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever, such expenses to be reimbursed by the undersigned as they are incurred) to which they may become subject under the Act, the Exchange Act or otherwise, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus or any amendments or supplements thereto in which Registrable Stock is included or in any application, statement or other document filed by the Company with the Commission or any securities exchange or in any jurisdiction in connection with qualifying such shares under the securities laws thereof, or (ii) the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, provided in each case that such statement or omission is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Participating Holder expressly for use in any such registration statement or other document.

                         (iii) Promptly upon receipt by a party claiming indemnification hereunder of notice of the commencement of any action involving a claim referred to above, such indemnified party will, if a claim in respect thereof is to be made against . party which may be required to indemnify such party hereunder, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense of such action, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party. Except as set forth herein, the indemnified party and any party cooperating in the defense of such claim-shall not settle or compromise any such claim or admit liability without the express written consent of the indemnifying party. The indemnified party shall have the right to be represented by an advisory counsel and accountants, at its own expense, and the indemnified party shall be kept fully informed of such action, suit or proceeding at all stages thereof whether or not the indemnified party is so represented. After a period of thirty days following the date the written notice of such claim was given to the indemnifying party the indemnified party may settle any such claim (and the amount of any such settlement shall be subject to indemnification hereunder) unless within such thirty-day period the indemnifying party shall have provided the indemnified party with notice and evidence to the indemnified party's satisfaction that the indemnifying party reasonably disputes such claim and has the financial ability to meet its indemnification obligations hereunder. Notwithstanding the foregoing, the indemnified party may immediately cause to be paid or discharged any asserted claim the non-payment of which would have an immediate substantial adverse impact on the indemnified party and any claim which the indemnifying party has not disputed within thirty days of notice as provided above.

                         (iv)  If  the  indemnification  provided  for  in  this
                    Section 7(f) is unavailable or insufficient to hold harmless an indemnified party under such subsection in respect of any losses, claims, damages or liabilities or action in respect thereof or referred to therein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or actions in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Participating Holders, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or actions as well as any other relevant equitable considerations, including the failure to give the notice required under such subsections. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company on the one hand, or the Participating Holders, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Participating Holders agree that it would not be just and equitable if contribution pursuant to this Section 7(f)(iv) were determined by pro rata allocation or by any other method of allocation which did not take account of the equitable considerations referred to above in this subsection. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act), shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentations.

                         (v) The obligations of the Company and the Participating Holders under this Section 7(f) shall survive the completion of any offering of Registrable Stock in a registration statement under this Section 7.

                         (vi) The rights of  indemnification  contained  in this
                    Section 7 shall not be deemed to be the exclusive remedy of the parties hereto and such rights shall be in addition to any other rights or remedies which any party hereto may have at law or equity.

               (g) Assignment of Registration Rights. The undersigned's rights set forth in this Section 7 shall automatically be deemed assigned to any transferee or assignee of this Warrant or shares of Common Stock or Other Securities issuable hereunder, provided that immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act; provided however, that, the termination of registration rights in respect of any shares of Registrable Stock by reason of the operation of Section 7(a) shall be binding upon any transferee of such shares. Upon the request of any such holder, the Company will confirm in writing to any transferee of such holder's Registrable Stock the Company's continuing obligation to afford such transferee the benefits of the Company's agreements contained in this Section 7, but no failure of the Company to confirm such obligations shall in any way impair such transferee's rights under this Section 7.

               (h) Effect of Private Placement. Notwithstanding anything to the contrary contained in this Section 7, if, prior to December 31, 1997, the Company completes a private offering of equity securities in which the Company realizes gross proceeds of at least $1 million and in which one or more purchasers of such securities are granted more favorable registration rights than those granted herein, the registration rights granted to holders of Registrable Stock hereunder shall be modified to be equivalent in all respects to the most favorable registration rights granted in such private offering; provided, however, that the provisions of Section 7(f) hereof shall not be modified as a result of such private offering.

     8. Substitution of Warrants.

     8.1. Exchange of Warrants. Subject to the provisions appearing at the top of the first page of this Warrant concerning, inter alia, the sale, transfer, encumbrance or other disposition of this Warrant, upon surrender or exchange of this Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or upon the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

     8.2. Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     9. Ownership of Warrant. Until this Warrant is transferred on the books of the Company, the Company may treat the person in whose name this Warrant is issued as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary, except that, if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary. A Warrant, if properly assigned, may be exercised to the extent provided herein by a new holder without first having a new Warrant issued.

     10. Notices, etc. All notices and other communications from the Company to the holder of this Warrant or from the holder of this Warrant shall be delivered personally, by facsimile (if confirmed and followed by delivery by first class mail), reputable overnight courier service, or mailed by first class registered or certified mail, postage prepaid, to the Company at 3400 Bissonnet, Suite #135, Houston Texas 77005. Attn: President, or to the holder at such address as may have been furnished to the Company in writing by such holder, or, until an address is so furnished, to and at the address of the last holder of this Warrant who has so furnished an address to the Company. Any such notice shall be deemed to have been given on the date of personal delivery, facsimile, delivery to a reputable overnight courier service or deposit in the mail.

     11. Warrant Holder Not a Shareholder. The holder of this Warrant, as such, shall not be entitled by reason of this Warrant to any rights whatsoever as a shareholder of the Company but shall be entitled to all such rights with respect to shares of Common Stock actually issued upon exercise of this Warrant.

     12. Miscellaneous. This Warrant and any term hereof may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the Company and consented to in writing by the holder of this Warrant. This Warrant shall be construed and enforced in accordance with and governed by the laws of the-State of New York applicable to contracts made and to be performed entirely therein. The headings in this Warrant are for reference purposes only and shall not limit or otherwise affect the meaning hereof.

     13. Expiration. The right to exercise this Warrant shall expire at 5:00 P.M., Houston, Texas time on December 31, 1997.

Dated as of April 22, 1997.

                                         CHAPARRAL RESOURCES, INC.



                                          By:
                                             -----------------------------------
                                             Howard Karren, Chairman and
                                             Chief Executive Officer

                              FORM OF SUBSCRIPTION

                [To be signed only upon exercise of the Warrant]

To: CHAPARRAL RESOURCES, INC.

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase  thereunder,.............  * shares of the  Common  Stock of  CHAPARRAL
RESOURCES,  INC.  and  herewith  makes  payment of  $...........  therefor,  and requests  that  the  certificates  for  such  shares  be  issued  in the name of
 ...............  , and  delivered  to,.....................  , whose  address is
 ..............................

Dated:



                                       -----------------------------------------

                                      (Signature  must  conform in all respects
                                       to the name of the holder as specified on on the face of the Warrant)





                                        ----------------------------------------

                                        ----------------------------------------
                                       (Address)




* Insert the number of shares called for on the face of the Warrant (or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised), in either case without making any adjustment for additional Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.

                               FORM OF ASSIGNMENT

                [To be signed only upon transfer of the Warrant]

     For value  received,  the undersigned  hereby sells,  assigns and transfers unto ..................  the right represented by the within Warrant to purchase
 ............... shares of the Common Stock of CHAPARRAL RESOURCES, INC. to which the within Warrant relates,  and appoints  ........................  Attorney to transfer such right on the books of CHAPARRAL RESOURCES, INC., with full power of substitution in the premises.

Dated:



                                         ---------------------------------------
                                        (Signature must conform in all respects
                                         to the name of the holder as specified
                                         on the face of the Warrant)






                                         ---------------------------------------

                                         ---------------------------------------
                                        (Address)


Signed in the presence of:

-----------------------------------
(Witness)